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                                                                   EXHIBIT 10.18




                              LIPID SCIENCES, INC.


                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                   (Employees)

         THIS AGREEMENT is between Lipid Sciences, Inc., a Delaware corporation (the "Company"), and the person whose signature is set forth on the signature page hereof ("Participant").

                                    RECITALS

         WHEREAS, the Company has adopted the Lipid Sciences, Inc. 2000 Stock Option Plan (the "Plan") which provides for the grant of options to officers, employees and directors;

         WHEREAS, Participant is an officer, employee or director and is in a position to contribute materially to the continued growth and development and the future financial success of the Company;

         WHEREAS, the Company wishes to grant to Participant an option to purchase common stock of the Company on the terms and conditions specified herein to provide a means for the Participant to participate in the future growth of the Company and to increase the Participant's incentive and personal interest in the continued success and growth of the Company.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree as follows (any capitalized terms used herein but not defined herein shall have the respective meanings given in the Plan):

         1. Option.

                  a. Grant. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to Participant a Non-Qualified Stock Option to purchase all or any part of the Shares set forth on the signature page hereof, at the exercise price set forth on the signature page hereof.

                  b. Term. The term of the Option shall expire at 11:59 p.m. on the date immediately preceding the fifth anniversary of the date of grant of the Option.

                  c. Vesting. The Option shall vest as set forth in the following table:
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
             Number of Optional Shares Vested                       Vesting Date
             --------------------------------                       ------------

         2. Exercise. The Option may not be exercised prior to the date it is vested or after the expiration date. Participant may, subject to the limitations of this Agreement and the Plan, exercise all or any portion of the Option that has vested pursuant to Section 1 hereof by providing written notice of exercise to the Company specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment of the exercise price for such Shares. The exercise price shall be paid in cash, by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank) having a Fair Market Value on the date of exercise equal to the exercise price, or by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price, or any combination of the foregoing. "Spread" means the Fair Market Value on the date of exercise of the underlying Shares less the exercise price. No portion of the Option may be exercised after it has expired pursuant to Section 1 hereof.

         3. Termination of Employment.

                  a. If the employment of Participant terminates by reason of disability, Participant (or his or her legal representative) may exercise any portion of the Option which has vested pursuant to Section 1 hereof for a period of one year after the date of such termination of employment and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof. For purposes of this Agreement, the term "disability" shall mean a total and permanent disability as determined by the Board of Directors in its sole discretion.

                  b. If the employment of Participant terminates by reason of death, any unvested portion of the Option shall vest in full upon Participant's death, and Participant's Beneficiary (as hereinafter defined) may exercise the Option for a period of one year after the date of death and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof.

                  c. If the employment of Participant is terminated by the Company without Cause (as hereinafter defined) or is terminated by Participant for any reason other than death or disability, Participant (or his or her legal representative) may exercise any portion of the Option which has vested pursuant to Section 1 hereof for a period of three months after the date of such termination of employment and not thereafter; provided,


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however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof.

                  d. If the employment of the Participant terminates for Cause, the entire Option (whether vested or non-vested) shall immediately be forfeited and become null and void. For purposes hereof, "Cause" shall mean material nonfeasance, material malfeasance or material misfeasance on the part of the Participant which, if susceptible of cure, shall continue after notice of the default and a reasonable opportunity to cure.

                  e. For purposes of this Section 3, termination of employment of Participant shall include termination of the engagement as a consultant to the Company of Participant or of a business entity of which Participant is a principal.

         4. Change of Control. In the event of a Change of Control, any unvested portion of the Option shall vest in full. Change of Control means: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity (unless such plan is subsequently abandoned); (ii) the adoption by the Company's shareholders of a plan of liquidation or the approval of the dissolution of the Company (unless such liquidation or dissolution is subsequently abandoned); (iii) the approval by the Company's shareholders of an agreement providing for the sale of all or substantially the assets of the Company unless such sale is subsequently abandoned); or (iv) the acquisition of more than thirty percent (30%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board; or (v) one-third or more of the Company's Board of Directors are not Continuing Directors (a "Continuing Director" means any member of the Board of Directors who was a member on May 19, 1999, and any Director who was recommended for election, or is elected to fill a vacancy, as a director by a majority of the Continuing Directors then on such Board).

         5. Withholding. The Company may deduct and withhold from any cash payable to Participant such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes in connection with any exercise of this Option. The Participant may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option or (b) by delivering to the Company Shares already owned by the Participant. The Shares so delivered or withheld shall be a whole number, have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined, shall be free of all adverse claims, and


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shall be duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank.

         6. Nontransferability. Participant shall have no rights to sell, assign, transfer, pledge, assign or otherwise alienate the Option under this Agreement, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and any such attempted sale, assignment, transfer, pledge or other conveyance shall be null and void. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her legal representative).

         7. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by Participant in accordance herewith (the person who is Participant's Beneficiary at the time of his or her death is referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Board of Directors. The last such designation received by the Board of Directors shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board of Directors prior to Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of Participant's death, or if no designated Beneficiary survives Participant or if such designation conflicts with law, Participant's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of Optionee. If the Board of Directors is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the underlying Shares, until the Board of Directors determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

         8. Securities Law Restrictions. Participant acknowledges that he is acquiring the Option and the Shares purchasable pursuant to the Option for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Act"). Participant agrees and acknowledges with respect to any Shares that have not been registered under the Act, that (i) Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Shares to such effect. As a further condition to the issuance of the Shares, the Participant agrees for himself, and his heirs, legatees and legal representatives, prior to such issuance to execute and deliver to the Company such investment representations and warranties, and to take

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such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act and any applicable securities laws.

         Unless otherwise determined by the Board, the Participant agrees that any certificate representing shares of Stock acquired upon exercise of the Option shall bear the following legend:

         The shares of Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, or sold in a transaction that is exempt from registration under the Act and any applicable state securities laws.

         9. Limited Interest.

                  a. The grant of the Option shall not be construed as giving Participant any interest other than as provided in this Agreement.

                  b. Participant shall have no rights as a stockholder as a result of the grant of the Option, until the Option is exercised, the exercise price is paid, and the Shares issued thereunder.

                  c. The grant of the Option shall not confer on Participant any right to continue as an employee, nor interfere in any way with the right of the Company to terminate the Participant at any time.

                  d. The grant of the Option shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Shares or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other Company act or proceeding, whether of a similar character or otherwise.

         10. Incorporation by Reference. The terms of the Plan to the extent not stated herein are expressly incorporated herein by reference and in the event of any conflict between this Agreement and the Plan, the Plan shall govern.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


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         12. Amendment. This Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the parties thereto.

         13. Counterparts. This Non-Qualified Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]




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         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Participant has hereunto affixed his or her hand, all on the day and year set forth below.

                                           LIPID SCIENCES, INC.


                                   By:__________________________________
                                   Its:_________________________________

                                                ("Company")




                                   _____________________________________
                                   Name:________________________________

                                              ("Participant")


No. of Shares:                               Grant Date:

Exercise Price Per Share:                    Initial Exercise Date:

                                             Option Expiration Date:

Date of Agreement:  _________, __            Date of First Service:

Beneficiary:_______________________          Address of Beneficiary:
                                             ___________________________________
Beneficiary Tax Identification No.:          ___________________________________
___________________________________




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